Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO

SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”), dated as of April 25, 2012, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), each of the GRANTORS (as defined in the Security Agreement), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender and Issuing Lender (the “Administrative Agent”) and as Secured Creditor (as defined in the Security Agreement), and the LENDERS (as defined in the Credit Agreement defined below), signing this First Amendment.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 12, 2012 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to (i) the Credit Agreement and (ii) a schedule to the Security Agreement.

C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

D. The Secured Creditor and the Grantors hereby agree to amend the Security Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Grantors (as defined in the Security Agreement), the Required Lenders and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT.

(a) The definition of “Consolidated Funded Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows

“Consolidated Funded Indebtedness” means, on any date of determination, the Dollar Amount of outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (a), (b), (c), (e) and (f) (provided such obligations are not contingent on such date and excluding (i) undrawn obligations under Letters of Credit and (ii) obligations in respect of surety bonds and performance bonds, in each case to the extent the Borrower and its Subsidiaries have no direct liability therefor) of the definition of “Indebtedness”, and, without duplication, any Guaranty Obligation of the foregoing.

(b) The definition of “Guaranty Obligation” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Guaranty Obligation” means, with respect to the Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include (a) endorsements for collection or deposits in the ordinary course of business or (b) performance guaranties provided by (i) the Borrower on behalf of a Subsidiary or (ii) a Subsidiary on behalf of the Borrower or another Subsidiary, in each case of clauses (i) and (ii), in the ordinary course of business.

(c) The definition of “Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person and accrued liabilities incurred in the ordinary course of business;

(c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payable arising in the ordinary course of business), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all obligations, contingent or otherwise, of any such Person (i) relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, (ii) with respect to banker’s acceptances issued for the account of any such Person and (iii) with respect to surety bonds and similar instruments (including performance bonds);

(g) all obligations of any such Person in respect of Disqualified Capital Stock;

(h) all net obligations of such Person under any Hedge Agreements;

(i) the outstanding attributed principal amount under any asset securitization program; and

(j) all Guaranty Obligations of any such Person with respect to any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include its pro rata share of the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date.

(d) Section 7.19 of the Credit Agreement is hereby amended to read as follows:

7.19 Foreign Counsel Opinions.

(a) If, at any time, any First Tier Foreign Subsidiary shall (a) generate 10% or more of Consolidated EBITDA or (b) own 10% or more of the consolidated total assets of the Borrower and its Subsidiaries, the Borrower shall provide favorable opinions of local foreign counsel, addressed to the Administrative Agent and each Lender, as to the perfection of the security interest in sixty-six percent (66%) of the total outstanding voting Capital Stock (and one hundred percent (100%) of the non-voting Capital Stock) of such First Tier Foreign Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.

(b) If, at any time, Global Power Netherlands BV shall (a) generate 25% or more of Consolidated EBITDA or (b) own 25% or more of the consolidated total assets of the Borrower and its Subsidiaries, the Borrower shall provide favorable opinions of local Dutch counsel, addressed to the Administrative Agent and each Lender, as to the perfection of the security interest in sixty-six percent (66%) of the total outstanding voting Capital Stock (and one hundred percent (100%) of the non-voting Capital Stock) of Global Power Netherlands BV, in form and substance reasonably satisfactory to the Administrative Agent.

(e) Schedule 6.2 of the Credit Agreement is hereby amended to be in the form of Schedule 6.2 to this First Amendment.

(f) Schedule 7.19 of the Credit Agreement is hereby amended to be in the form of Schedule 7.19 to this First Amendment.

2. AMENDMENT TO SECURITY AGREEMENT.

(a) Schedule 13 of the Security Agreement is hereby amended to be in the form of Schedule 13 to this First Amendment.

3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) each of this First Amendment and the Credit Agreement and the Security Agreement, each as amended hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to Borrower, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower) is required for the execution, delivery or performance by the Borrower of this First Amendment; and

(f) the stock of Global Power Netherlands BV is not pledged to ABN AMRO Bank N.V. and ABN AMRO Bank N.V. has no lien on the stock of Global Power Netherlands BV.

4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective as of April 25, 2012, subject to satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor and each Grantor;

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

5. REFERENCE TO THE CREDIT AGREEMENT AND SECURITY AGREEMENT.

(a) Upon the effectiveness of this First Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby and (ii) each reference in the Security Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Security Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

(c) The Security Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7. SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement.

8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9. GOVERNING LAW. This First Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ David L. Willis

Name:	David L. Willis

Title:	CFO

Schedule 13

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Secured Creditor, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Andrew M. Widmer

Name:	Andrew M. Widmar

Title:	Vice President

Schedule 13

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Dolence

Name:	Chris Dolence

Title:	Assistant Vice President

Schedule 13

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Allen K. King

Name:	Allen K. King

Title:	SVP

Schedule 13

ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS AND AS GRANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	Treasurer

BRADEN MANUFACTURING, L.L.C.

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	Treasurer

WILLIAMS INDUSTRIAL SERVICES, LLC

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	Treasurer

WILLIAMS SPECIALTY SERVICES, LLC

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	Treasurer

Schedule 13

WILLIAMS PLANT SERVICES, LLC

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	Treasurer

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	CFO

WILLIAMS GLOBAL SERVICES, INC.

By:	/s/ David L. Willis

Print Name:	David L. Willis
Print Title:	CFO

Schedule 13